                                 FORM 8-K



                    SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549



                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the

                      Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported) July 26, 1995



                      ANHEUSER-BUSCH COMPANIES, INC.


            (Exact name of registrant as specified in charter)




       DELAWARE                       1-7823               431162835

 (State or other jurisdiction      (Commission         (IRS Employer
  of incorporation)                File Number)        Identification No.)




             ONE BUSCH PLACE, ST. LOUIS, MISSOURI       63118

           (Address of principal executive offices)   (Zip Code)




     Registrant's telephone number, including area code:  314-577-2000

ITEM 5 - OTHER EVENTS
- ---------------------


     On July 26, 1995, the Board of Directors of Anheuser-Busch Companies,

Inc. approved a planned spin-off of 100% of the company's Campbell Taggart,

Inc. subsidiary to shareholders.  The spin-off is subject to receipt of a favorable ruling from the Internal Revenue Service on the tax-free nature of the spin-off.  The spin-off is expected to be completed in the first half of

1996.


     Under the spin-off, each Anheuser-Busch shareholder will receive a pro-rata share of the voting common stock of Campbell Taggart in a special dividend.  Campbell Taggart will become a separately traded, publicly held company.


     In connection with the spin-off, Campbell Taggart will borrow monies in order to pay a dividend to Anheuser-Busch.  The dividend amount has yet to be determined.  However, a $140 million estimated dividend has been assumed in the attached pro forma financial statements.


     When the conditions to the spin-off have been satisfied, Anheuser-Busch will be required to restate prior period financial statements to report

Campbell Taggart as a discontinued operation.  There will be no reported gain or loss associated with the spin-off transaction.

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS
- ------------------------------------------


                                                       Page of This Report
                                                       -------------------



(A) Pro Forma Condensed Financial Information


    Pro Forma Balance Sheet at June 30, 1995..................    4



    Pro Forma Statement of Income for the Six Months Ended
    June 30, 1995.............................................    5



    Pro Forma Statement of Income for the Year Ended
    December 31, 1994.........................................    6



    Pro Forma Statement of Income for the Year Ended
    December 31, 1993.........................................    7



    Pro Forma Statement for Income for the Year Ended
    December 31, 1992.........................................    8

                      ANHEUSER-BUSCH COMPANIES, INC.

            UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

The historical consolidated financial statements of Anheuser-Busch Companies, Inc. include the results of operations and financial position of the businesses constituting Campbell Taggart, Inc. The pro forma consolidated balance sheet (unaudited) as of June 30, 1995 has been prepared assuming the spin-off of Campbell Taggart and distribution of related shares occurred as of that date. The pro forma consolidated statement of earnings (unaudited) for the six months ended June 30, 1995 has been prepared assuming the spin-off and distribution occurred as of January 1, 1995. The pro forma consolidated statements of earnings (unaudited) for the years ended December 31, 1992, 1993 and 1994 have been prepared assuming the spin-off and distribution occurred as of January 1, 1992. The pro forma financial statements have been prepared by adjusting the historical statements for the effect of costs, expenses, assets and liabilities which might have occurred had the distribution been effected as of the dates indicated. These pro forma financial statements are not necessarily indicative of the consolidated results of operations or financial position that would have existed had the distribution occurred on the dates indicated.

                        ANHEUSER-BUSCH COMPANIES, INC.
                     PRO FORMA CONSOLIDATED BALANCE SHEET
                                JUNE 30, 1995
                                  UNAUDITED
                            (DOLLARS IN MILLIONS)
                                                                                            Anheuser-Busch
                                         Anheuser-Busch     Elim. Campbell      Pro Forma    Companies, Inc.
                                         Companies, Inc.    Taggart, Inc. (a)   Adjustments     Pro Forma
                                         ---------------    -----------------   -----------     ---------
ASSETS

Current Assets............................   $2,072.2          $(246.8)              -           $1,825.4

Investments and Other Assets..............    1,784.6           (260.0)           $60.2 (b)       1,584.8

Plant and Equipment, Net..................    7,584.1           (747.0)              -            6,837.1
                                            ---------        ----------           -----         ---------
  Total...................................  $11,440.9        $(1,253.8)           $60.2         $10,247.3
                                            =========        ==========           =====         =========
LIABILITIES & SHAREHOLDERS EQUITY

Current Liabilities.......................   $1,642.7          $(183.7)              -           $1,459.0

Post Retirement Benefits..................      633.1           (126.4)              -              506.7

Long-Term Debt............................    3,176.4             (1.5)         $(140.0) (c)      3,034.9

Deferred Income Taxes.....................    1,320.2           (158.6)              -            1,161.6

Common Stock and Other Shareholders Equity    4,668.5           (783.6)           200.2           4,085.1
                                            ---------        ----------           -----         ---------
  Total...................................  $11,440.9        $(1,253.8)           $60.2         $10,247.3
                                            =========        ==========           =====         =========

- ----------
(a)   To eliminate the historical assets and liabilities of Campbell Taggart.
(b) To reflect the transfer of excess pension plan assets retained by Anheuser-Busch.
(c) To reflect the repayment of debt by Anheuser-Busch using the proceeds of the final dividend payment from Campbell Taggart.

               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                      SIX MONTHS ENDED JUNE 30, 1995
                                 UNAUDITED
                           (DOLLARS IN MILLIONS)


                                                                                             Anheuser-Busch
                                                                                             Companies, Inc.
                                         Anheuser-Busch     Elim. Campbell      Pro Forma       Pro Forma
                                         Companies, Inc.    Taggart, Inc. (a)   Adjustments     Results
                                         ---------------    -----------------   -----------     -------

Net Sales................................    $6,048.6           $(756.7)                         $5,291.9

Cost of Products and Services............     3,911.4            (454.2)          $(2.8) (b)      3,454.4

Marketing, Administrative and Research
Expenses & Other Expenses, Net...........     1,124.8            (296.7)*          (1.2) (b)        824.9
                                                                                   (2.0) (c)

Interest Expense.........................       114.5              (0.2)           (4.3) (d)        110.0
                                               ------             ------           -----           ------
Income Before Income Taxes...............       897.9              (5.6)            10.3            902.6

Provision for Income Taxes...............       352.7              (2.7)             3.9 (e)        353.9
                                               ------             ------            ----            -----
Net Income From Continuing Operations....      $545.2             $(2.9)            $6.4           $548.7
                                               ======             ======            ====           ======
Earnings Per Share From Continuing Operations:
 Primary.................................        $2.11                                               $2.12
                                                 =====                                               =====
 Fully Diluted...........................        $2.09                                               $2.10
                                                 =====                                               =====
Weighted Average Shares Outstanding:
 Primary.................................       258.8                                               258.8
                                                =====                                               =====
 Fully Diluted...........................       263.5                                               263.5
                                                =====                                               =====

- ----------
* Includes $7.6 million of one-time expenses associated with the closing of high cost, inefficient bakeries.

(a)  To eliminate the historical results of Campbell Taggart.
(b) To reflect the FAS 87 pension benefit related to excess pension plan assets retained by Anheuser-Busch.
(c) To eliminate administrative expenses incurred by Anheuser-Busch Companies, Inc. on behalf of Campbell Taggart.
(d)  To reflect the reduction of interest expense due to debt repayment from
     dividend proceeds received from Campbell Taggart.   Assumes a $140
     million dividend was received January 1, 1995.
(e)  To reflect the tax effect of the above pro forma adjustments.




                      ANHEUSER-BUSCH COMPANIES, INC.

               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                       YEAR-ENDED DECEMBER 31, 1994
                                 UNAUDITED
                           (DOLLARS IN MILLIONS)



                                                                                             Anheuser-Busch
                                                                                             Companies, Inc.
                                         Anheuser-Busch     Elim. Campbell      Pro Forma       Pro Forma
                                         Companies, Inc.    Taggart, Inc. (a)   Adjustments     Results
                                         ---------------    -----------------   ------------    -------
Net Sales................................   $12,053.8          $(1,720.5)                       $10,333.3

Cost of Products and Services............     7,784.4           (1,056.4)         $(5.6) (b)      6,722.4

Marketing, Administrative and Research
Expenses & Other Expenses, Net...........     2,340.9             (627.9)          (2.4) (b)      1,706.6
                                                                                   (4.0) (c)

Interest Expense.........................       221.4               (0.9)          (6.7) (d)        213.8
                                              -------             -------          -----          -------
Income Before Income Taxes...............     1,707.1              (35.3)          18.7           1,690.5

Provision for Income Taxes...............       675.0              (14.6)           7.1 (e)         667.5
                                             --------             -------         -----          --------
Net Income From Continuing Operations....    $1,032.1             $(20.7)         $11.6          $1,023.0
                                             ========             =======         =====          =========
Earnings Per Share From Continuing Operations:
  Primary................................        $3.91                                               $3.87
                                                 =====                                               =====
  Fully Diluted..........................        $3.88                                               $3.85
                                                 =====                                               =====
Weighted Average Shares Outstanding:
  Primary................................       264.1                                               264.1
                                                =====                                               =====
  Fully Diluted..........................       269.0                                               269.0
                                                =====                                               =====

- ----------
(a)  To eliminate the historical results of Campbell Taggart, Inc.
(b) To reflect the FAS 87 pension benefit related to excess pension plan assets retained by Anheuser-Busch.
(c) To eliminate administrative expenses incurred by Anheuser-Busch on behalf of Campbell Taggart.
(d) To reflect the reduction of interest expense due to debt repayment from dividend proceeds received from Campbell Taggart. Assumes a $140 million dividend was received January 1, 1992.
(e)  To reflect the tax effect of the above pro forma adjustments.




                      ANHEUSER-BUSCH COMPANIES, INC.

               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                       YEAR-ENDED DECEMBER 31, 1993
                                 UNAUDITED
                           (DOLLARS IN MILLIONS)


                                                                                             Anheuser-Busch
                                                                                             Companies, Inc.
                                         Anheuser-Busch     Elim. Campbell      Pro Forma       Pro Forma
                                         Companies, Inc.    Taggart, Inc. (a)   Adjustments     Results
                                         ---------------    -----------------   -----------     -------
Net Sales.................................  $11,505.3          $(1,760.7)                       $9,744.6

Cost of Products and Services.............    7,419.7           (1,041.1)         $(5.6) (b)     6,373.0

Marketing, Administrative and Research
Expenses & Other Expenses, Net............    2,262.4             (634.3)          (2.4) (b)     1,621.7
                                                                                   (4.0) (c)

Restructuring Charge......................      565.0             (114.6)                          450.4

Interest Expense..........................      207.8               (1.9)          (5.5) (d)       200.4
                                              -------              ------          -----         -------
Income Before Income Taxes................    1,050.4               31.2           17.5          1,099.1

Provision for Income Taxes................      455.9               12.4            6.6 (e)        474.9
                                               ------              -----          -----           ------
Net Income From Continuing Operations.....     $594.5              $18.8          $10.9           $624.2
                                               ======              =====          =====           ======
Earnings Per Share From Continuing Operations:
  Primary.................................       $2.17                                              $2.28
                                                 =====                                              =====
  Fully Diluted...........................       $2.17                                              $2.28
                                                 =====                                              =====
Weighted Average Shares Outstanding:
  Primary.................................      274.3                                              274.3
                                                =====                                              =====
  Fully Diluted...........................      279.3                                              279.3
                                                =====                                              =====

- ---------
(a)  To eliminate the historical results of Campbell Taggart.
(b) To reflect the FAS 87 pension benefit related to excess pension plan assets retained by Anheuser-Busch.
(c) To eliminate administrative expenses incurred by Anheuser-Busch on behalf of Campbell Taggart.
(d) To reflect the reduction of interest expense due to debt repayment from dividend proceeds received from Campbell Taggart. Assumes a $140 million dividend was received January 1, 1992.
(e)  To reflect the tax effect of the above pro forma adjustments.

                      ANHEUSER-BUSCH COMPANIES, INC.

               PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS
                       YEAR-ENDED DECEMBER 31, 1992
                                 UNAUDITED
                           (DOLLARS IN MILLIONS)



                                                                                             Anheuser-Busch
                                                                                             Companies, Inc.
                                         Anheuser-Busch     Elim. Campbell      Pro Forma       Pro Forma
                                         Companies, Inc.    Taggart, Inc. (a)   Adjustments     Results
                                         ---------------    -----------------   -----------     -------

Net Sales................................   $11,393.7          $(1,783.0)                        $9,610.7

Cost of Products and Services............     7,309.1           (1,044.6)         $(8.4) (c)      6,256.1

Marketing, Administrative and Research
Expenses & Other Expenses, Net...........     2,269.8             (654.7)          (3.6) (c)      1,607.5
                                                                                   (4.0) (d)

Interest Expense.........................       199.6               (4.1)          (4.6) (e)        190.9
                                              -------             -------          -----           ------
Income Before Income Taxes...............     1,615.2              (79.6)          20.6           1,556.2

Provision for Income Taxes...............       621.0              (28.1)           7.8 (f)         600.7
                                              -------              ------          ----            ------
Income From Continuing Operations before
  Cumulative Effect of Accounting Changes (a)  $994.2             $(51.5)         $12.8            $955.5
                                              =======             =======         =====            ======
Earnings Per Share From Continuing Operations
  before Cumulative Effect of
  Accounting Changes (a)
  Primary................................        $3.48                                               $3.34
                                                 =====                                               =====
  Fully Diluted..........................        $3.46                                               $3.33
                                                 =====                                               =====
Weighted Average Shares Outstanding:
  Primary................................       285.8                                               285.8
                                                =====                                               =====
  Fully Diluted..........................       290.8                                               290.8
                                                =====                                               =====

- ----------
(a) Before cumulative effect of changes in the method of accounting for post-retirement benefits (FAS 106) and income taxes (FAS 109).
(b)  To eliminate the historical results of Campbell Taggart.
(c) To reflect FAS 87 pension benefit related to excess plan assets retained by Anheuser-Busch.
(d) To eliminate administrative expenses incurred by Anheuser-Busch on behalf of Campbell Taggart.
(e) To reflect the reduction of interest expense due to debt repayment from dividend proceeds received from Campbell Taggart. Assumes a $140 million dividend was received January 1, 1992.
(f)  To reflect the tax effect of the above pro forma adjustments.


                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             ANHEUSER-BUSCH COMPANIES, INC.

                             (Registrant)



                              BY:/s/Gerald C. Thayer
                                 -----------------------------
                                 Gerald C. Thayer
                                 Vice President and Controller










Dated:   July 31, 1995










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